UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22056

John Hancock Tax-Advantaged Global Shareholder Yield Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2015

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock

Tax-Advantaged Global Shareholder Yield Fund

Ticker: HTY Semiannual report 4/30/15

A message to shareholders

Dear fellow shareholder,

U.S. economic growth continued, despite recent weakness caused largely by the harsh winter weather. The market expansion that began in 2009 so far remains intact. Positive economic and business news has translated into good news for U.S. investors, with continued solid results for a range of U.S. equity indexes in recent months. Many fixed-income indexes have also seen positive returns in this environment.

Outside of the United States, economies are struggling to replicate the kind of success we have enjoyed at home. Central banks across Europe and Asia have announced dramatic monetary policy measures to promote economic activity—similar to the monetary policy activity of the U.S. Federal Reserve in recent years. As was the case in the United States beginning in 2009, many international markets have rallied in advance of sustained economic progress. China's stock market in particular has delivered extraordinary gains. In fact, our network of asset managers and research firms believes that government and central bank stimulus may prove to be the biggest driver of international market returns in 2015.

While maintaining adequate portfolio diversification is vital in any market environment, we believe it is especially important today given the unprecedented central bank interventions of the past few years and the very real geopolitical risk around the world. The uncertainty of today's global financial markets is one of the reasons we at John Hancock Investments believe it is important for long-term portfolios to have exposure to a diverse range of investments. Now may be a good time to discuss the resilience of your portfolio with your financial advisor.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of April 30, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Tax-Advantaged Global Shareholder Yield Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
12	Financial statements
15	Financial highlights
16	Notes to financial statements
22	Additional information
22	Shareholder meeting
23	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide total return consisting of a high level of current income and gains and long-term capital appreciation. The fund will seek to achieve favorable after-tax returns for shareholders by seeking to minimize the U.S. federal income tax consequences on income and gains generated by the fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/15 (%)

The MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted capitalization-weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index.

The fund's most recent performance and current annualized distribution rate can be found at www.jhinvestments.com.

The performance data contained within this material represents past performance, which does not guarantee future results.

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Quantitative easing helped global markets

Global equities enjoyed positive returns in dollar terms, aided by quantitative easing from some major central banks.

Utilities sector hindered fund's performance

The fund had a positive absolute return but trailed its comparative index; positioning in the utilities sector detracted most.

Selection in three sectors aided performance

Selection and allocation decisions made the financials, energy, and consumer staples sectors the leading contributors to performance.

SECTOR COMPOSITION AS OF 4/30/15 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital, which may increase the potential tax gain or reduce the potential tax loss of a subsequent sale of shares of the fund. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Certain market conditions, including reduced trading volume, heightened volatility, and rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. Investing in derivative instruments involves risks different from, and in some cases greater than, the risks associated with investing directly in securities and other traditional investments. In an illiquid market, derivatives could become harder to value or sell.

Discussion of fund performance

An interview with Portfolio Manager William W. Priest, CFA, CPA, Epoch Investment Partners, Inc.

William W. Priest, CFA, CPA
Portfolio Manager
Epoch

Can you tell us about the market environment in which the fund operated for the six months ended April 30, 2015?

Global equity markets generally produced solid gains in dollar terms. However, performance varied widely by sector and region as a result of variability in growth and interest rates prevailing across different countries and segments of the global economy. For example, the U.S. economy generally remained healthy despite a winter slowdown, as shown by improvement in the job market, housing data, and corporate profit growth. At the same time, the U.S. Federal Reserve kept short-term interest rates near zero to ensure the ongoing recovery. Those conditions helped the S&P 500 Index to new record highs during the period.

Meanwhile, economic growth in the eurozone remained modest but positive, while the Japanese economy returned to growth in late 2014 after contracting for much of the calendar year. Under those circumstances, both the European Central Bank and Bank of Japan used quantitative easing to stimulate growth. These conditions helped both European and Japanese stocks to gains, with the Nikkei Stock Average Index reaching a 15-year high. Emerging-market shares as a whole produced modest gains, with performance highly differentiated by country.

These differentials in growth and interest rates meant the dollar strengthened against most major currencies; a stronger dollar and modest global growth meant commodity prices were also generally weak. Within the MSCI World Index, the more growth-oriented consumer discretionary, healthcare, and information technology stocks performed best. Energy and utilities were the only sectors in the index to produce negative returns for the six months. Financials had positive absolute returns but underperformed the broader index. Both utilities and financial stocks were affected by uncertainty around growth and interest rates.

How did the fund perform in that environment?

The fund produced a positive return but trailed its comparative index, the MSCI World Index. The fund's performance can best be understood in the context of our investment process, which seeks companies that can grow their free cash flow and are committed to returning a significant portion

"It detracted from relative performance to be overweight utilities, one of the poorest-performing sectors in the index for the six months."
of that cash to shareholders in the form of dividends, share buybacks, or debt repayment. We believe such companies should provide an attractive total return over the long term. The portfolio's sector weights and relative returns within those sectors reflect investment decisions driven by this investment philosophy.

It detracted from relative performance to be overweight utilities, one of the poorest-performing sectors in the index for the six months. It also hurt relative results to be underweight consumer discretionary, the best-performing sector in the index. Selection and allocation decisions made the financials, energy, and consumer staples sectors the leading contributors to performance relative to the index. Financials and consumer staples gained, while energy stocks were generally down; but fund positioning in all three sectors was helpful.

Can you explain your thinking around holdings in the utilities sector and how these stocks fit your investment process?

To be clear, we do not make selection or allocation decisions from the top down, but rather look for individual companies with attractive shareholder yield characteristics. We believe a globally diversified portfolio of such companies can produce superior results under most market conditions. Utilities stocks have historically fit the profile of shareholder yield companies; as a result, these shares are typically among the portfolio's largest sector allocations. Within the utilities sector, we have focused on regulated utilities rather than nonregulated utilities, due to the predictability of their cash flows and demand for their services.

TOP 10 COUNTRIES AS OF 4/30/15 (%)

United States	40.7
United Kingdom	16.8
France	8.7
Germany	8.6
Canada	5.2
Switzerland	4.0
Australia	3.5
Norway	2.5
Netherlands	2.3
Italy	1.4
TOTAL	93.7
As a percentage of net assets.
Cash and cash equivalents are not included.

A good example of a utility that fits our process is National Grid PLC, which derives two-thirds of its operating income from the United Kingdom. Following a rate review by the British regulator in 2013, the company's U.K. rate base was set through 2021, with 6% to 8% growth built in. Demand for National Grid's services has mostly been in line with population and economic growth, and is expected to remain stable going forward. The consistency of the company's past performance and the stability of its future profitability give us confidence in our estimates of their cash flows.

Nevertheless, investors avoided utilities stocks in the last six months in favor of lower-quality shares with less exposure to rising interest rates. Despite these positives, National Grid was among the leading detractors from relative performance for the period. Elsewhere in the sector, British-based multi-utility Centrica PLC, nuclear power plant operator Electricite de France SA, and U.S.-based Duke Energy Corp. also underperformed.

Outside of utitlities, other notable detractors included North American telecommunications firm CenturyLink, Inc., communication and media company Shaw Communications, Inc., and materials firms Rio Tinto PLC and Potash Corp. of Saskatchewan, Inc. We sold Centrica prior to period end.

Can you give us some examples of holdings where the process worked well?

A key contribution to performance came from tobacco manufacturers and distributors Imperial Tobacco Group, PLC, Lorillard, Inc., and Reynolds American, Inc. These securities were attractive, according to our metrics, for their cash flow generation and shareholder-friendly policies. In addition, they benefited from progress toward consolidation in the tobacco industry. Lorillard is a good example, reporting better-than-expected revenues, margins, and profits, declaring a healthy dividend, and edging closer to completing its acquisition of Reynolds American.

Financial stocks were another source of strength, led by holdings in financial and commodity

TOP 10 HOLDINGS AS OF 4/30/15 (%)

BASF SE	2.3
Kinder Morgan, Inc.	2.1
SCOR SE	2.0
Reynolds American, Inc.	1.9
Muenchener Rueckversicherungs AG	1.9
Lorillard, Inc.	1.8
AT&T, Inc.	1.8
National Grid PLC	1.8
BCE, Inc.	1.8
Vodafone Group PLC	1.8
TOTAL	19.2
As a percentage of net assets.
Cash and cash equivalents are not included.

market operator CME Group, Inc. and French-based reinsurer SCOR SE. Among other notable individual contributors were German telecommunications firm Deutsche Telekom AG and automotive manufacturer Daimler AG. It was also beneficial to be underweight in poor-performing energy shares.

How did the options component perform?

This portion of the fund had a fractionally negative return, but held up better than its comparative index, the options component of the CBOE S&P 500 BuyWrite Index. With stocks performing so well, it was difficult for call options to produce gains. Options sold on the S&P 500 Index had negative results, while those sold on certain Russell 2000 Index contracts had positive returns. In addition, the options allocation was beneficial in reducing overall portfolio volatility.

MANAGED BY

William W. Priest, CFA, CPA, Epoch On the fund since inception Investing since 1965
Eric L. Sappenfield, Epoch On the fund since inception Investing since 1986
John Tobin, Ph.D., CFA, Epoch On the fund since 2014 Investing since 1981
Kera Van Valen, CFA, Epoch On the fund since 2014 Investing since 2001
Michael A. Welhoelter, CFA, Epoch On the fund since inception Investing since 1986
Gregory McMurran, Analytic Investors On the fund since inception Investing since 1976
Dennis Bein, CFA, Analytic Investors On the fund since inception Investing since 1992
Harindra de Silva, Ph.D., CFA, Analytic Investors On the fund since inception Investing since 1988

The views expressed in this report are exclusively those of William W. Priest, CFA, CPA, Epoch Investment Partners, Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Fund's investments

As of 4-30-15 (unaudited)
	Shares	Value
Common stocks 94.8%		$109,618,588
(Cost $110,488,140)
Australia 3.5%		4,001,525
BHP Billiton, Ltd.	34,020	868,747
Commonwealth Bank of Australia	11,000	769,967
Telstra Corp., Ltd.	317,600	1,561,225
Westpac Banking Corp.	27,900	801,586
Canada 5.2%		6,019,749
BCE, Inc.	47,100	2,076,460
Potash Corp. of Saskatchewan, Inc. (C)	48,800	1,592,832
Rogers Communications, Inc., Class B	41,160	1,470,366
Shaw Communications, Inc., Class B	38,500	880,091
France 8.7%		10,035,735
AXA SA	27,740	701,429
Electricite de France SA	54,300	1,381,656
Sanofi	6,700	681,996
SCOR SE	65,700	2,364,657
Total SA	35,300	1,911,493
Vinci SA	32,400	1,987,244
Vivendi SA	40,180	1,007,260
Germany 8.6%		9,901,357
Allianz SE	5,220	888,520
BASF SE	26,700	2,652,592
Daimler AG	9,700	932,623
Deutsche Post AG	18,200	599,294
Deutsche Telekom AG	109,300	2,009,005
Muenchener Rueckversicherungs AG	11,200	2,186,212
Siemens AG	5,820	633,111
Italy 1.4%		1,610,891
Terna Rete Elettrica Nazionale SpA	341,700	1,610,891
Netherlands 2.3%		2,671,237
Royal Dutch Shell PLC, ADR, Class A (C)	26,300	1,668,209
Wolters Kluwer NV	30,960	1,003,028
Norway 2.5%		2,899,428
Orkla ASA	107,400	843,378
Statoil ASA	67,400	1,428,904
Yara International ASA	12,240	627,146
Spain 0.8%		907,300
Gas Natural SDG SA	36,900	907,300

8SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Sweden 1.2%		$1,448,006
Svenska Handelsbanken AB, A Shares	31,370	1,448,006
Switzerland 4.0%		4,605,538
Nestle SA	8,200	636,191
Novartis AG	12,400	1,265,694
Roche Holding AG	2,800	801,234
Swisscom AG	3,200	1,902,419
United Kingdom 16.8%		19,481,013
Aberdeen Asset Management PLC	102,300	742,848
AstraZeneca PLC, ADR (C)	13,280	909,414
BAE Systems PLC	219,700	1,702,061
British American Tobacco PLC	23,400	1,285,680
Diageo PLC, ADR (C)	5,000	555,100
GlaxoSmithKline PLC	75,900	1,753,037
Imperial Tobacco Group PLC	39,800	1,943,454
National Grid PLC	155,410	2,090,784
Pearson PLC	47,500	959,921
Rio Tinto PLC	19,780	885,176
SSE PLC	74,600	1,767,550
Unilever PLC	24,500	1,073,944
United Utilities Group PLC	119,100	1,771,755
Vodafone Group PLC	579,100	2,040,289
United States 39.8%		46,036,809
AbbVie, Inc. (C)	14,900	963,434
Altria Group, Inc. (C)	40,700	2,037,035
Ameren Corp. (C)	41,900	1,715,386
Apple, Inc. (C)	5,300	663,295
Arthur J. Gallagher & Company (C)	13,000	621,790
AT&T, Inc. (C)	60,600	2,099,184
Automatic Data Processing, Inc. (C)	8,200	693,228
CenturyLink, Inc. (C)	51,700	1,859,132
CME Group, Inc.	9,070	824,554
ConocoPhillips (C)	14,205	964,804
Duke Energy Corp. (C)	23,355	1,811,647
E.I. du Pont de Nemours & Company	9,650	706,380
Johnson & Johnson	6,400	634,880
Kimberly-Clark Corp. (C)	9,300	1,020,117
Kinder Morgan, Inc. (C)	57,300	2,461,035
KLA-Tencor Corp. (C)	9,600	564,480
Lockheed Martin Corp. (C)	6,100	1,138,260
Lorillard, Inc. (C)	30,600	2,137,716
McDonald's Corp.	6,700	646,885
Merck & Company, Inc. (C)	14,100	839,796

SEE NOTES TO FINANCIAL STATEMENTS9

Shares	Value
United States (continued)
Microchip Technology, Inc. (C)	16,700	$795,839
Microsoft Corp. (C)	16,800	817,152
Occidental Petroleum Corp. (C)	10,400	833,040
People's United Financial, Inc. (C)	95,900	1,449,049
PepsiCo, Inc. (C)	7,000	665,840
Philip Morris International, Inc. (C)	23,060	1,924,818
PPL Corp. (C)	48,600	1,653,858
R.R. Donnelley & Sons Company (C)	46,600	867,692
Regal Entertainment Group, Class A (C)	37,500	825,000
Reynolds American, Inc. (C)	30,090	2,205,597
Seagate Technology PLC (C)	26,850	1,576,632
TECO Energy, Inc. (C)	71,300	1,351,135
The Coca-Cola Company	14,500	588,120
The Dow Chemical Company (C)	20,000	1,020,000
The Southern Company (C)	18,100	801,830
Verizon Communications, Inc. (C)	37,439	1,888,423
Waste Management, Inc. (C)	13,600	673,608
Wells Fargo & Company	17,500	964,250
Wisconsin Energy Corp. (C)	14,900	731,888
Preferred securities 0.9%	$991,248
(Cost $854,267)
United States 0.9%	991,248
MetLife, Inc., Series B, 6.500% (C)	38,600	991,248
Yield (%)	Shares	Value
Short-term investments 3.5%	$4,065,656
(Cost $4,065,656)
Money market funds 1.5%	1,688,656
State Street Institutional Treasury Money Market Fund	0.0000(Y)	1,688,656	1,688,656
Par value	Value
Repurchase agreement 2.0%	2,377,000
Repurchase Agreement with State Street Corp. dated 4-30-15 at 0.000% to be repurchased at $2,377,000 on 5-1-15, collateralized by $2,420,000 Federal National Mortgage Association, 1.670% due 2-10-20 (valued at $2,426,045, including interest)	2,377,000	$2,377,000
Total investments (Cost $115,408,063)† 99.2%	$114,675,492
Other assets and liabilities, net 0.8%	$890,931
Total net assets 100.0%	$115,566,423

10SEE NOTES TO FINANCIAL STATEMENTS

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(C)	A portion of this security is segregated as collateral for options. Total collateral value at 4-30-15 was $35,172,615.
(Y)	The rate shown is the annualized seven-day yield as of 4-30-15.
†	At 4-30-15, the aggregate cost of investment securities for federal income tax purposes was $119,658,983. Net unrealized depreciation aggregated $4,983,491, of which $2,025,006 related to appreciated investment securities and $7,008,497 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS11

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-15 (unaudited)

Assets
Investments, at value (Cost $115,408,063)	$114,675,492
Cash	383
Foreign currency, at value (Cost $33,436)	33,505
Receivable for investments sold	1,749,164
Receivable for fund shares sold	96,545
Dividends receivable	845,500
Other receivables and prepaid expenses	164,145
Total assets	117,564,734
Liabilities
Payable for investments purchased	1,465,006
Written options, at value (premium received $641,577)	373,375
Payable to affiliates
Transfer agent fees	4,015
Trustees' fees	111
Investment management fees	94,693
Other liabilities and accrued expenses	61,111
Total liabilities	1,998,311
Net assets	$115,566,423
Net assets consist of
Paid-in capital	$146,104,021
Accumulated distributions in excess of net investment income	(3,018,846)
Accumulated net realized gain (loss) on investments, options written and foreign currency transactions	(27,069,666)
Net unrealized appreciation (depreciation) on investments, options written and translation of assets and liabilities in foreign currencies	(449,086)
Net assets	$115,566,423

Net asset value per share
Based on 10,497,049 shares of beneficial interest outstanding — unlimited number of shares authorized with $0.01 par value	$11.01

12SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS  For the six months ended 4-30-15 (unaudited)

Investment income
Dividends	$4,597,595
Interest	18
Less foreign taxes withheld	(242,487)
Total investment income	4,355,126
Expenses
Investment management fees	571,431
Accounting and legal services fees	5,778
Transfer agent fees	11,001
Trustees' fees	12,070
Printing and postage	26,593
Professional fees	51,421
Custodian fees	29,517
Stock exchange listing fees	13,017
Other	15,977
Total expenses	736,805
Less expense reductions	(4,341)
Net expenses	732,464
Net investment income	3,622,662
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(3,223,798)
Written options	(3,167,586)
(6,391,384)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	1,936,560
Written options	2,832,365
4,768,925
Net realized and unrealized loss	(1,622,459)
Increase in net assets from operations	$2,000,203

SEE NOTES TO FINANCIAL STATEMENTS13

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-15	Year ended 10-31-14
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$3,622,662	$7,922,065
Net realized gain (loss)	(6,391,384)	14,651,874
Change in net unrealized appreciation (depreciation)	4,768,925	(18,241,815)
Increase in net assets resulting from operations	2,000,203	4,332,124
Distributions to shareholders
From net investment income	(6,641,508)[1]	(12,724,875)
From fund share transactions
Issued in shelf offering	2,854,559	5,744,741
Issued pursuant to Dividend Reinvestment Plan	94,286	181,091
Total from fund share transactions	2,948,845	5,925,832
Total decrease	(1,692,460)	(2,466,919)
Net assets
Beginning of period	117,258,883	119,725,802
End of period	$115,566,423	$117,258,883
Accumulated distributions in excess of net investment income	($3,018,846)	—
Share activity
Shares outstanding
Beginning of period	10,250,250	9,774,773
Issued in shelf offering	238,373	460,520
Issued pursuant to Dividend Reinvestment Plan	8,426	14,957
End of period	10,497,049	10,250,250

1	A portion of the distributions may be deemed a tax return of capital at year end.

14SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

COMMON SHARES Period Ended	4-30-15[1]		10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$11.44		$12.25	$11.86	$12.12	$12.98	$12.53
Net investment income[2]	0.35		0.80	0.54	0.57	0.64	0.64
Net realized and unrealized gain (loss) on investments	(0.16)		(0.36)	1.12	0.45	(0.06)	1.25
Total from investment operations	0.19		0.44	1.66	1.02	0.58	1.89
Less distributions to common shareholders
From net investment income	(0.64	) [3]	(1.28)	(0.79)	(0.75)	(0.72)	(0.62)
From tax return of capital	—		—	(0.49)	(0.53)	(0.72)	(0.82)
Total distributions	(0.64)		(1.28)	(1.28)	(1.28)	(1.44)	(1.44)
Anti-dilutive impact of shelf offering	0.02		0.03	0.01	—	—	—
Net asset value, end of period	$11.01		$11.44	$12.25	$11.86	$12.12	$12.98
Per share market value, end of period	$12.00		$12.59	$12.64	$12.37	$12.39	$13.66
Total return at net asset value (%)[4]	1.82	[5]	3.65	15.01	8.49	4.62	16.33
Total return at market value (%)[4]	0.84	[5]	10.55	13.78	10.69	1.63	35.39
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$116		$117	$120	$113	$115	$122
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29	[6]	1.32	1.37	1.27	1.28	1.25
Expenses including reductions	1.28	[6]	1.32	1.37	1.27	1.28	1.25
Net investment income	6.34	[6]	6.60	4.52	4.76	5.12	5.15
Portfolio turnover (%)	132		228	126	98	95	96

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	A portion of the distributions may be deemed a tax return of capital at year end.
4	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and return of capital, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS15

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Tax-Advantaged Global Shareholder Yield Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

In 2012 and 2015, the fund filed registration statements with the Securities and Exchange Commission, registering an additional 1,200,000 and 1,500,000 common shares, respectively, through equity shelf offering programs. Under these programs, the fund, subject to market conditions, may raise additional equity capital from time to time by offering new common shares at a price equal to or above the fund's net asset value per common share.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective net asset values each business day. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of April 30, 2015, by major security category or type:

	Total market value at 4-30-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Australia	$4,001,525	—	$4,001,525	—
Canada	6,019,749	$6,019,749	—	—
France	10,035,735	—	10,035,735	—
Germany	9,901,357	—	9,901,357	—
Italy	1,610,891	—	1,610,891	—
Netherlands	2,671,237	1,668,209	1,003,028	—
Norway	2,899,428	—	2,899,428	—
Spain	907,300	—	907,300	—
Sweden	1,448,006	—	1,448,006	—
Switzerland	4,605,538	—	4,605,538	—
United Kingdom	19,481,013	1,464,514	18,016,499	—
United States	46,036,809	46,036,809	—	—
Preferred securities	991,248	991,248	—	—
Short-term investments	4,065,656	1,688,656	2,377,000	—
Total investments in securities	$114,675,492	$57,869,185	$56,806,307	—
Other financial instruments:
Written options	($373,375)	($373,375)	—	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2014, the fund had a capital loss carryforward of $18,991,525 available to offset future net realized capital gains. This carryforward expires as follows: October 31, 2017 - $16,251,674 and October 31, 2018 - $2,739,851.

As of October 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the fiscal year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, foreign currency transactions, characterization of distributions and derivative transactions.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Certain options are traded or cleared on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member. Securities pledged by the fund for exchange-traded and cleared transactions, if any, are identified in the Fund's investments.

Options. There are two types of options, put options and call options. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, over-the-counter options are subject to the risks of all over-the-counter derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the six months ended April 30, 2015, the fund wrote option contracts to hedge against changes in securities markets and to generate potential income. The following tables summarize the fund's written options activities during the six months ended April 30, 2015 and the contracts held at April 30, 2015.

	Number of contracts	Premiums received
Outstanding, beginning of period	270	$882,987
Options written	1,305	3,329,281
Option closed	(1,005)	(2,816,551)
Options expired	(250)	(754,140)
Outstanding, end of period	320	$641,577

Name of issuer	Exercise price	Expiration date	Number of contracts	Premium	Value
Calls
Russell 2000 Index	$1,255	May 2015	160	$293,914	($50,800)
S&P 500 Index	2,290	May 2015	90	11,876	(225)
S&P 500 Index	2,090	Jul 2015	70	335,787	(322,350)
Total				$641,577	($373,375)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at April 30, 2015 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Equity contracts	Written options, at value	Written options	—	($373,375)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2015:

Risk	Statement of operations location	Written options
Equity contracts	Net realized gain (loss)	($3,167,586)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2015:

Risk	Statement of operations location	Written options
Equity contracts	Change in unrealized appreciation (depreciation)	$2,832,365

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as distributor for the common shares offered through the equity shelf offering. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment advisory agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to 1.00% of the fund's average daily gross assets. Under the advisory agreement, gross assets of the fund means total assets of the fund (including any form of investment leverage) minus the sum of accrued expenses incurred in the normal course of operations. The Advisor has subadvisory agreements with Epoch Investment Partners, Inc. and Analytic Investors, LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $4,341 for the six months ended April 30, 2015.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2015 were equivalent to a net annual effective rate of 1.00% of the fund's average gross assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the six months ended April 30, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Each independent Trustee receives from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Distributor. The fund will compensate the Distributor with respect to sales of the common shares offered through the equity shelf offering at a commission rate of 1% of the gross proceeds of the sale of common shares, a portion of which is allocated to the selling dealers. During the six months ended April 30, 2015, compensation to the Distributor was $29,143. The Distributor has an agreement with a sub-placement agent in the sale of common shares. The fund is not responsible for payment of commissions to the sub-placement agent.

Note 6 — Fund share transactions

Transactions in common shares for the six months ended April 30, 2015 and the year ended October 31, 2014 are presented on the Statement of changes in net assets. Proceeds received in connection with the shelf offering are net of commissions and offering costs. Total offering costs of $248,266 have been prepaid by the fund. These costs are deducted from proceeds as shares are issued. To date, $122,669 has been deducted from proceeds of shares issued and the remaining $125,597 is included in Other receivables and prepaid expenses on the Statement of assets and liabilities.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $147,854,858 and $152,181,408, respectively, for the six months ended April 30, 2015.

ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a diversified, closed-end management investment company, common shares of which were initially offered to the public in 2007. The fund's investment objective is to provide total return consisting of a high level of current income and gains and long term capital appreciation. In pursuing its investment objective of total return, the fund will seek to emphasize high current income. The fund will seek to achieve favorable after-tax returns for its shareholders by seeking to minimize the U.S. federal income tax consequences on income and gains generated by the fund. Under normal market conditions, the fund will invest at least 80% of its total assets in a diversified portfolio of dividend-paying securities of issuers located throughout the world. The fund also intends to write (sell) call options on a variety of both U.S. and non-U.S. broad-based indices.

Dividends and distributions

During the six months ended April 30, 2015, distributions from net investment income totaling $0.6400 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment Date	Income Distributions*
December 31, 2014	$0.3200
March 31, 2015	0.3200
Total	$0.6400

* A portion of the distributions may be deemed a tax return of capital at year end.

Shareholder meeting

The fund held its Annual Meeting of Shareholders on January 26, 2015. The following proposal was considered by the shareholders:

Proposal: Election of four (4) Trustees to serve for a three-year term ending at the 2018 Annual Meeting of Shareholders. Each Trustee was re-elected by the fund's shareholders and the votes cast with respect to each Trustee are set forth below.

	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
Charles L. Bardelis	8,287,432.000	136,273.000
Peter S. Burgess	8,294,648.000	129,057.000
Theron S. Hoffman	8,294,736.000	128,969.000
Non-Independent Trustee
Warren A. Thomson	8,302,018.000	121,687.000

Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are: James R. Boyle, Craig Bromley, William H. Cunningham, Grace K. Fey, Deborah C. Jackson, Hassell H. McClellan, James M. Oates, Steven R. Pruchansky and Gregory A. Russo. The Board appointed Mr. Boyle to serve as a Non-Independent Trustee on March 10, 2015.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisors

Epoch Investment Partners, Inc.
Analytic Investors, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Stock symbol

Listed New York Stock Exchange: HTY

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 30170 College Station, TX 77842-3170

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity-Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

INCOME FUNDS (continued)

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-843-0090 ■ jhinvestments.com
MF230745	P14SA 4/15 6/15

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(2) Contact person at the registrant.

(c)(3) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Global Shareholder Yield Fund

By:	/s/ Andrew Arnott

Andrew Arnott
President

Date: June 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott

Andrew Arnott
President

Date: June 23, 2015

By:	/s/ Charles A. Rizzo

Charles A. Rizzo
Chief Financial Officer

Date: June 23, 2015